UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

GOLDEN STAR RESOURCES LTD.

(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 King Street West Suite 1200 Toronto, Ontario, Canada		M5H1J9
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 583-3800

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Annual General and Special Meeting of Shareholders of Golden Star Resources Ltd. (the “Company”) was held on May 9, 2013.

(b) The proposals listed below were submitted to a vote of the Company’s shareholders with the voting results set forth below.

(1) Election of the following persons as directors of the Company to hold office until the next annual meeting of shareholders or until their successors are elected or appointed:

Name	Votes For	Votes Withheld	Broker Non- Votes
Timothy C. Baker	138,294,143	2,702,788	49,069,286
Samuel T. Coetzer	138,366,155	2,630,776	49,069,286
Robert E. Doyle	98,124,527	42,872,404	49,069,286
Tony Alan Jensen	138,405,211	2,591,720	49,069,286
Ian MacGregor	74,113,048	66,883,883	49,069,286
Craig J. Nelsen	135,998,529	4,998,402	49,069,286
Christopher M.T. Thompson	136,077,353	4,919,578	49,069,286
William L. Yeates	136,016,061	4,980,870	49,069,286

(2) Approval of advisory vote on named executive officer compensation:

Votes For	Votes Against	Broker Non-Votes
54,068,736	86,928,195	49,069,286

(3) Approval, ratification and confirmation of the Company’s Amended and Restated Shareholder Rights Plan Agreement:

Votes For	Votes Against	Broker Non-Votes
138,517,262	2,479,669	49,069,286

(4) Appointment of the firm of PricewaterhouseCoopers LLP as auditor of the Company to hold office until the close of the next annual meeting of shareholders or until PricewaterhouseCoopers LLP is removed from office or resigns:

Votes For	Votes Withheld
187,449,782	2,616,435

On May 10, 2013, the Company issued a press release announcing the Annual General and Special Meeting voting results. A copy of the press release is attached hereto as Exhibit 99.

The information set forth in Exhibit 99 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99	Press release of Golden Star Resources Ltd., dated May 10, 2013, announcing the Annual General and Special Meeting of Shareholders voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2013

Golden Star Resources Ltd.

By:	/s/ Jeff Swinoga
Jeff Swinoga
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press release of Golden Star Resources Ltd., dated May 10, 2013, announcing the Annual General and Special Meeting of Shareholders voting results.